Exhibit 10.1

TERMINATION OF

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Termination Agreement (the “Agreement”) is effective as of January 22, 2008 (the “Effective Date”) and terminates that certain Loan and Security Agreement dated as of 11/2006, as amended by that certain First Amendment dated September 28, 2007 (the “Loan Agreement”) by and between Silicon Valley Bank (the “Bank”) and Intellon Corporation (the “Borrower”). The capitalized terms not otherwise defined herein have the respective meanings given to them in the Loan Agreement.

WHEREAS, it is determined to be in the best interests of Bank and Borrower that the Loan Agreement should be terminated; and

WHEREAS, Section 12.6 of the Loan Agreement states that the Loan Agreement may be amended only by a writing signed by Borrower and Bank; and the undersigned includes representatives of each of the parties;

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Termination. As of the Effective Date, upon (i) execution of this Agreement by the Bank and the Borrower and (ii) reimbursement of the Bank’s legal fees relating to this Agreement, the Loan Agreement, the other Loan Documents, and all rights and obligations thereunder will terminate; provided, however, that all inchoate indemnity obligations, provisions regarding limitations of actions, and any other terms and obligations contained in the Loan Agreement or any Loan Document which, by their terms, are intended to survive the termination of the Loan Agreement shall survive termination of the Loan Agreement. Bank acknowledges and agrees that all of Borrower’s Obligations under the Loan Agreement in respect of principal, interest and fees have been terminated and satisfied in full.

2. Release of Security Interest. Bank will, at the Borrower’s sole expense, execute and deliver such documents as Borrower may request to release Bank’s security interest in the Collateral arising under the Loan Agreement. Bank hereby authorizes Borrower and its counsel to file such UCC termination statements as may be necessary to terminate any UCC financing statements naming the Borrower as debtor and the Bank as secured party.

3. Representations and Warranties. Bank and Borrower individually represent and warrant that, as to themselves: (i) they have the power and authority to enter into and perform this Agreement and (ii) no consents are required in order to terminate their rights and obligations under the Loan Agreement.

4. Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the parties, their affiliates, their permitted successors and assigns.

5. Severability. In the event any provision of this Agreement or the application of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, it shall be modified to reflect the fullest legally enforceable intent of the parties, or if such modification is not possible such provision shall be severed, and the remaining provisions of this Agreement shall remain in full force and effect.

6. Entire Agreement. This Agreement, the Loan Agreement and the other Loan Documents, taken together, constitute the entire agreement among the parties with respect to the subject matter hereof, and it is expressly understood and agreed that this Agreement may not be altered, amended or modified except in writing duly executed by an authorized representative of each of the parties hereto.

7. Miscellaneous. This Agreement is the complete and exclusive statement of the agreement between the parties and supersedes all other prior agreements, oral or written, and all other communications between the parties relating to the subject matter hereof. Any amendments to this Agreement shall be in writing and signed by authorized representatives of Bank and Borrower. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective, duly authorized representatives as of the date first written above.

INTELLON CORPORATION	SILICON VALLEY BANK

/s/ Brian McGee 1/22/08	/s/ Scott McCarty 1/22/08
By (Signature) Date	By (Signature) Date

Brian McGee CFO	Scott McCarty Vice President
Printed Name and Title	Printed Name and Title